Santander Holdings USA, Inc. Sovereign Bank Presentation to: The BancAnalysts Association of Boston, Inc. November 1st, 2012 Juan Carlos Álvarez, CFA Corporate Treasurer

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), and Sovereign Bank, N.A. (“Sovereign”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2011 and other filings and reports with the Securities and Exchange Commission of the United States of America (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, and Sovereign give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, or Sovereign, or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, and Sovereign, and are subject to change without notice. Santander, SHUSA, and Sovereign, have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

Main Market Shares Footprint 1. Q2:12 Average period balances, calculated using local US GAAP accounting criteria 2. FDIC Market Share of branches; data as of June 2012 (published on annual basis) Source: FDIC Santander Holdings USA, Inc. (SHUSA) • Headquartered in Boston, MA • Wholly-owned by Banco Santander, S.A. • Bank Holding Company regulated by the Federal Reserve • SEC Registered • Sovereign Bank, N.A. (Sovereign) is the main subsidiary: • 722 branches/ 2,196 ATMs / 8,264 team members (FTEs) • ~1.5MM Retail Households / 196,000 Corp clients • $82.9B assets1 • $49.4B deposits1 • $13.0B equity1 • SHUSA has an equity investment in Santander Consumer USA, Inc. (SCUSA): • Consumer finance and loan servicer • Formed in 1995, based in Dallas (Texas) • $18.3B assets as of June 30, 2012 State Branches (#) Branch Market Share2 (%) Rank2 Massachusetts 229 10.3% 3 Pennsylvania 169 3.7% 7 New Jersey 152 4.6% 7 New York 75 1.4% 19 Rhode Island 32 12.4% 3 3

4 Firewall Firewall Firewall A stand-alone subsidiary A decentralised model with independent subsidiaries … Subject to local regulation and supervision Transparency Market discipline Independent in capital and liquidity ... which benefit from the Santander's corporate policies Corporate Governance Product development Technology Risk management

5 Macro Banking Environment • Economy improving at a modest pace • Sub-par job creation • Home prices steady to increasing • Low interest rates for a prolonged period of time • Consumer deleveraging • Gradual Corporate recovery • Deposits still increasing • Favorable asset quality trends • NIM pressure • Structural cost transformation. Industry • New player that made those strategic decisions early on: • Balance Sheet • Expense Cost Base • Regulatory Framework • IT Core System • Successfully executed Phase I of transformation • Focus now placed in building Sovereign bank’s franchise SHUSA/ Sovereign Banks are being pushed to make tough strategic decisions

6 Phase I: Return to profitability Objective Strategy Management Environment • Build a strong balance sheet with delivery of committed profits • Improve asset quality • Increase efficiency • Establish Santander best practices • Economic cycle downturn • Regulatory uncertainty Since Santander’s acquisition, the transformation has been structured in two phases Phase I: 2009-2011 • IT Transformation Step 1 Transformation

7 Objective Strategy Management Environment Phase I: 2009 - 2011 • Increase core profitability while building the franchise • SEC Registered and Charter conversion (OCC & FRB) • Diversification of products and services building fee base revenue • Upgrade Retail and Corporate Teams Phase II – 2012-2015 • Network Transformation • IT Core System Transformation Transformation • Build a strong balance sheet with delivery of committed profits • Improve asset quality • Increase efficiency • Establish Santander best practices • Economic cycle downturn • Regulatory uncertainty • IT Transformation Step 1 Phase II: Building the franchise Since Santander’s acquisition, the transformation has been structured in two phases

8 Multi-channel Upgrade IT Transformation Implemented the Santander IT Core platform, which will pave the way for new functionalities, developments, and better “time to market” • Replaced and migrated Debit Card platform to support more volume • Upgraded Online Banking site performance and functionalities • Technical migration will allow ATM upgrade IT Transformation Step 1 • Accounting system migration completed (1Q2012) • Front end of channels enhanced (1Q2012) Step 2 • IT Core platform replaced (2Q2012) • Full stabilization of IT Core platform (3Q2012) Credit Card Cash Mgmt Mortgage Insurance Home Equity CD System Mortgage Home Equity CD Product Team Member Customer Multiple Systems – Two Banks One Bank Step 3     

9 Strong Balance Sheet Right Regulatory Framework Conclusion Charter Change Committed to Franchise Development Continued Improvement in Asset Quality Strong and Sustained Core Profit Generation Strong Capital Ratios Stable Liquidity Position IT and Network Transformation Building a leading retail and commercial franchise SHUSA and Sovereign Bank are well positioned to succeed in the second phase of the transformation